BARCLAY’S GLOBAL CONSUMER STAPLES CONFERENCE SEPTEMBER 6, 2017

Mark Clouse Chief Executive Officer Craig Steeneck EVP & CFO Maria Sceppaguercio SVP Investor Relations Tyson Seely Manager Investor Relations Mark Schiller EVP & Chief Commercial Officer 2 Pinnacle Management

Forward-Looking Statements & Non-GAAP Financial Measures This presentation contains “forward-looking statements” within the meaning of U.S. federal securities laws. Forward-looking statements are not historical facts, and are based upon management’s current expectations, beliefs, projections and targets, many of which, by their nature, are inherently uncertain. Such expectations, beliefs, projections and targets are expressed in good faith. However, there can be no assurance that management’s expectations, beliefs, projections and targets will be achieved and actual results may differ materially from what is expressed in or indicated by the forward- looking statements. Forward-looking statements are subject to significant business, economic, regulatory and competitive risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the forward-looking statements, including risks detailed in Pinnacle Foods Inc.’s (“Pinnacle Foods,” “Pinnacle” or the “Company”) filings with the U.S. Securities and Exchange Commission (the “SEC”). Nothing in this presentation should be regarded as a representation by any person that these forward-looking statements will be achieved. Forward-looking statements speak only as of the date the statements are made. The Company assumes no obligation to update forward-looking statements to reflect actual results, subsequent events or circumstances or other changes affecting forward-looking information except to the extent required by applicable securities laws. This presentation includes certain non-GAAP financial measures, which differ from results using U.S. Generally Accepted Accounting Principles (GAAP). These non-GAAP financial measures should be considered as supplements to the GAAP reported measures, should not be considered replacements for, or superior to, the GAAP measures and may not be comparable to similarly named measures used by other companies. Non-GAAP financial measures typically exclude certain charges, which are not expected to occur routinely in future periods. The Company uses non-GAAP financial measures internally to focus management on performance excluding these special charges to gauge our business operating performance. Management believes this information is helpful to investors because it increases transparency, and assists investors in understanding the underlying performance of the Company and in the analysis of ongoing operating trends. Additionally, management believes that non-GAAP financial measures are frequently used by analysts and investors in their evaluation of companies, and its continued inclusion provides consistency in financial reporting and enables analysts and investors to perform meaningful comparisons of past, present and future operating results. The most directly comparable GAAP financial measures and reconciliations to non-GAAP financial measures are set forth in the appendix to this presentation and included in the Company’s filings with the SEC. 3

• The Foundation • Unleashing Brand Potential • Financial Performance • Outlook 4

5 Diversified Portfolio 2016 Net Sales: $3.1 billion Grocery 35% Specialty 12% Boulder 12% Frozen 41%

Strengthened Health & Wellness Presence 6 45% Health & Wellness 55% 2016 $3.1 billion 2013 $2.5 billion Health & Wellness 38% 62% Net Sales

7 Significant Scale in Frozen 2013 to 2016 +3.8 pts Market Share +37% Net Sales +67% TDPs Source: IRI US Multi-Outlet data, based on IRI’s Pinnacle custom definitions; market share and TDPs reflect composite growth across all Pinnacle frozen categories. All data excludes Aunt Jemima.

8 Enhanced Scale and Capabilities 2013 2017 # of $100m+ Brands 6 8 # of Employees 3,700 5,500 Temperature Classes Frozen Dry Grocery Frozen Dry Grocery Refrigerated Retail Distribution Channels Traditional Traditional Natural & Organic E-commerce # of Manufacturing Plants 10 17

9 Macro Trends are Pressuring CPG’s Consumer Trends Industry Trends

10 H&W Reshaping Consumer Purchasing Habits Source: FMI US Grocery Shopping Trends 2015, Mintel Oxygen American Lifestyles 2014: Looking Forward – US 2014, NPD Eating Trends 2016. More Veggies Actively seeking to increase consumption: 44% 48% 49% 63% 65% Protein Fiber WG Fruit VegetablesVegetabl Lifestyle Choices 30% participated in some kind of specialized approach to eating in the past 12 months. Back to Basics 43% planning on eating less processed foods this year Top 3 Approaches 1 Plant-based 2 Lactose-Free 3 Gluten Free

11 Demographic Shifts Present Challenges & Opportunities Source: Euromonitor, Nielsen, Goldman Sachs Global Investment Research, US Census Bureau. 1-2 Person Households 61% US HHs Increasing Diversity ~50% US Population by 2050 Millennial Purchasing Power 75% food growth by 2025 25% population

Consumer Trends Industry Trends 12 Food Industry Environment Also Evolving

13 Center-of-Store Losing Share Measured Pkgd Food & Bev Sales Unmeasured channels & outlets  Natural & Organic  Limited assortment outlets  Hard discounters  E-commerce Unmeasured perimeter categories  Fresh  In-store meal solutions Where Did the Sales Go? Away-From-Home  Take out meals consumed at home Source: US Census Bureau, Nielsen AOC+C. 45.0% 41.8% 2013 2014 2015 2016 2017 2012 % of Food-At-Home Sales 2012 2013 2014 2015 2016 111 Away-From-Home 125 At-Home Food Sales Index 2012 = 100

14 Alternate Channels Growth – Particularly Online 2.2% 2.9% 4.7% 6.3% 15.2% Online Club C-store Groc/ Mass/Drug Value Growth By Channel 2012-2016 CAGR Source: Kantar IQ, Package Facts: Brick Meets Clicks, A.T. Kearney analysis. Online share of the U.S. grocery market is expected to double in the next five years

15 Private Label Re-emerging as a Challenge Source: Nielsen AOC+C. $ Consumption Change Vs. PY (6%) (4%) (2%) 0% 2% 4% 6% PL Large Cap Food Total Food 2017 2013 2014 2015 2016

Pinnacle is Outperforming in a Tough Industry

UNLEASHING BRAND POTENTIAL

Cumulative Market Share Growth since IPO

Composite $ Share



+0.2 pts
+0.5 pts
+1.0 pts
+1.7 pts
+2.4 pts
2013
2014
2015
2016
2017 YTD

Well-Positioned Vs. Private Label

Our largest businesses are growing through innovation and premium tiering

$ Market Share – Top 3 Brands

	Pinnacle		Private Label	
	Share	YTD Vs. PY	Share	YTD Vs. PY
Birds Eye	31.2%	↑ +1.4 pts	36.2%	↑ +0.6 pts
Birds Eye Voila!	42.3%	↑ +1.6 pts	3.3%	↑ +0.8 pts
Duncan Hines	30.7%	↑ +4.9 pts	3.4%	↑ +0.5 pts

Source: IRI US Multi-Outlet data, based on IRI's Pinnacle custom definitions, YTD period ending 7/30/2017, excluding Aunt Jemima

Pinnacle Foods Inc.
16

17 Strong Gross Margin Expansion Note: Adjusted Gross Profit % of Net Sales is a Non-GAAP measure. See reconciliation to GAAP financial measures in Appendix. Adjusted Gross Profit % of Net Sales 25.1% 27.0% 27.4% 28.2% 29.4% 2012 2013 2016 2015 2014

18 Attractive Value Creation Since IPO Net Sales Operating Income EPS Dividend Yield 13% 14% 3% Outpaced Categories 17% 2013 13% Outpaced Categories 10% 39% 3% Outpaced Categories 42% 2014 2015 5% 10% ~2-3% LT Organic Growth Target 4 - 6% 7 - 9% ~2.5% In Line with Categories 10 - 12% Adjusted Basis 14% Outpaced Categories 2016 22% 12% 2% Note: Operating Income and EPS presented above are on a Non-GAAP basis. See reconciliation to GAAP financial measures in Appendix. Total Shareholder Return (TSR) reflects stock price as of 8/29/2017 versus IPO price of $20, plus actual dividend yield over the period. TSR >225% Since IPO Accretive Acquisitions Accelerate Growth Beyond Algorithm

19

• The Foundation • Unleashing Brand Potential • Financial Performance • Outlook 20

21 Playbook Remains the Focus Increase M&A Potential Strengthen Capabilities; Maintain Costs Expand Margins & Cash Flow Accelerate Profitable Top-Line Growth

22 Gross Margin Plans Remain on Track Note: Adjusted Gross Profit % of Net Sales is a Non-GAAP measure. See reconciliation to GAAP financial measures in Appendix. Adjusted Gross Profit % of Net Sales 25.1% 27.0% 27.4% 28.2% 29.4% 2012 2013 2016 2015 2014 2019 2017 2018 Target 300-400 bps Expansion 2019 vs 2016

Mix & Net Realized Price Boulder Synergies Productivity (MVP) 23 Gross Margin Building Blocks Note: MVP is Pinnacle’s Maximizing Value through Productivity program. Network Optimization Enablers Impact 4%+ of COPS

24 Network Optimization Goals • Fuel margin expansion • Support profitable growth • Strengthen quality and capabilities • Pay-As-You-Go program GOALS

25 Network Optimization Pillars End-to-End Frozen Network Distribution & Warehousing Frozen Vegetables Objectives Key Actions • Improve costs and capacity • Optimize design/layout of plants • Upgrade select assets and improve processes • Integrate Beaver Dam • Consolidate distribution & warehousing • Strengthen/simplify inventory management • Optimize number and location of warehouses • Optimize footprint • Consolidate less efficient production • Add profitable scale • Focus locations for similar products & technologies

Beaver Dam 26 Key Facts • Purchase price of $37.5m • 350,000 sq. ft. facility • Integration in H2 2017 • Start-up in H1 2018 Benefits • Incremental Birds Eye capacity • Flexibility for innovation • Productivity and margin enhancement PF Frozen Vegetable Plants Minnesota Wisconsin Waseca Darien Beaver Dam

27 Network Optimization 3-Year Roadmap 2017 2018 2019    ~4% ~6%  ~4% End-to-End Frozen Network Distribution & Warehousing Frozen Vegetables Total PF CAPEX – % Net Sales Pillars Investment     

4%+ of COPS Mix & Net Realized Price Boulder Synergies Productivity (MVP) 28 Gross Margin Building Blocks Note: MVP is Pinnacle’s Maximizing Value through Productivity program. Network Optimization Scale Enablers Impact $20+ Million in Gross Profit

SG&A Gross Margin Total Original Plan $15m $15m $30m Incremental Synergies Distribution Plant Consolidation Brokerage 2 2 3 Current Outlook $17m $20m $37m 29 Boulder Synergies are Tracking Ahead of Plan Boulder Gross Margin +660 bps 2015-2017E $7m Over-delivery by YE 2018

4%+ of COPS Mix & Net Realized Price Boulder Synergies Productivity (MVP) 30 Gross Margin Building Blocks Note: MVP is Pinnacle’s Maximizing Value through Productivity program. Network Optimization Scale Portfolio Roles Enablers Impact $20+ Million in Gross Profit Positive Contribution

Leadership Brands 31 Mix & Net Realized Price: Portfolio Driven Foundation Brands Accelerate Core

Leadership Brands Foundation Brands Mix & Net Realized Price: Portfolio Driven % of Total Pinnacle: 67% 71% 33% 29% Net Sales Gross Profit Rationale Growth Impact 88% 95% 12% 5% Innovation Marketing Focus 32

33 Playbook Remains the Focus Increase M&A Potential Strengthen Capabilities; Maintain Costs Accelerate Profitable Top-Line Growth Expand Margins & Cash Flow

34 Accelerate Profitable Topline Growth Building Blocks Strengthened Fundamentals Expanded Health & Wellness Presence Enhanced Channel Coverage Impact Brand Strength and Scale Enablers Share Growth

35 Duncan Hines Brand Strength 31% in Premium Segment +6.2% TDPs Source: IRI US Multi-Outlet data, based on IRI’s Pinnacle custom definitions; TDP and market share growth in Baking category 2013 through YTD period ending 7/30/2017. Premium segment share YTD period ending 7/30/2017. 2013 2014 2015 2017 +7.0 pts Market Share

36 Scale – Leveraging the Power of the Portfolio Merchandising Seasons Category Relationships Consumer Solutions

Brand Strength and Scale 37 Accelerate Profitable Topline Growth Building Blocks Strengthened Fundamentals Expanded Health & Wellness Presence Enhanced Channel Coverage Impact Distorting Focus Share Growth Innovation 80% H&W focused Enablers

38 Expand H&W Presence Vegetable Ubiquity Lifestyle Leadership Plant Based Clean Convenience Gluten Free Better Center of Store

39 Lifestyle Leadership Should Mean No Compromise Taste Broader Benefits Value • Flavor at parity or better than benchmark • Recipes and offerings that are relevant to consumers • Healthy profile • Convenience • Size and price • Quality No Compromise

40 Udi’s Gluten Free Bread Finally, a Gluten Free bread with slice size, texture and taste of Gluten bread Udi’s eliminates the compromise for Gluten Free Bread Consumers Bigger Slices 1 Incredible Taste 3 Better Texture 2 January 2018 Launch

41 Vegetable Ubiquity: Birds Eye Innovation Source: IRI US Multi-Outlet data, based on IRI’s Pinnacle custom definitions; TDPs and market share based on combined Frozen Vegetables and Complete Bagged Meals categories 2013 to YTD period ending 7/30/2017; net sales 2013 to 2016. +7.2 pts Market Share +23% Net Sales +35% TDPs

Transforming Frozen… 42

Veg Redundancy Value Meals Snacks Potatoes Pizza …with Room to Grow 43

44 Better Center of Store Vlasic Wish-Bone Syrup Frozen Seafood Duncan Hines Reduced Sodium No Added Sugar Clean Label Better Oils No HFCS Non-GMO Wild Caught Omega 3s Gluten Free Clean Label Portion Control

Brand Strength and Scale Distorting Focus 45 Accelerate Profitable Topline Growth Building Blocks Strengthened Fundamentals Expanded Health & Wellness Presence Enhanced Channel Coverage Impact E-commerce Share Growth Innovation 80% H&W focused Sales 2X by 2020 Enablers

46 E-commerce Sustainable Business Model Supply Chain Products Marketing & Communications Talent

47 Early e-commerce Success

48 Playbook Remains the Focus Increase M&A Potential Strengthen Capabilities; Maintain Costs Expand Margins & Cash Flow Accelerate Profitable Top-Line Growth

49 Strengthen Capabilities / Maintain Costs Leveraging Boulder & New Jersey Scale While Maintaining SG&A Overhead ~9% Marketing services Productivity Sales Manufacturing Back office Innovation Marketing Business planning RESOURCING Dedicated Shared

50 Increased M&A Potential Vigilant and Disciplined Approach Playbook  North America focus  Existing/adjacent categories  Strong #1 or #2  Synergy-rich transaction  Speed of integration Optionality  Health & Wellness  Center-of-Store

51 • The Foundation • Unleashing Brand Potential • Financial Performance • Outlook

$m, except EPS 2017 H1 Vs. PY Net Sales $1,511 Flat Gross Margin 27.9% -20 bps Operating Income $235 +5.9% Diluted EPS $1.03 +24.1% 52 Strong Underlying H1 2017 Results Adjusted Basis +1.3% +80 bps +15.1% +37.1% Excluding Discrete Items *Note: Gross Margin, Operating Income and Diluted EPS presented above are on a Non-GAAP basis. See reconciliation to GAAP financial measures in Appendix. Discrete items, as outlined on the next page, include the impacts of the Aunt Jemima Recall/Exit and accelerated manufacturing investments.

$m, except EPS Q2 H2 Net Sales AJ Recall AJ Exit $20 7 13 ~$35 – ~35 Gross Profit AJ Recall AJ Exit Accelerated Mfg. Investments $21 9 7 5 ~$13 – ~3 ~10 Diluted EPS $0.11 ~$0.06 53 Discrete Items Included in Adjusted Results Discrete Items Most Expenses become Tailwinds in 2018 Primarily Q3

54 Sustained Productivity Outpacing Inflation Inflation Productivity 4.1% 3.7% 3.8% 4.0% ≥4.0% 2.3% 2.7% 3.2% 2.1% 2.5 – 3.0% 2016 2015 2014 2013 % of Cost of Goods Sold 2017E Productivity ~125 bps above Inflation since IPO

55 Effective Tax Rate Has Benefited 2017 2016  Domestic Production Activities Deduction (DPAD)  State Legislation  Other 2017 FY Base Rate Guidance  New Accounting Standard for Stock– based Compensation 2017 FY Guidance ETR 36.6% 35.6% - 36.0% 33.0% - 33.4% ~260bps Tax Rate likely to become a Headwind in 2018

56 Disciplined Capital Expenditures * 2017 does not reflect Beaver Dam acquisition. 2013 2014 2015 2016 2017E $84m $108m $101m $103m $115m- $125m % of Net Sales 3.4% 4.0% 4.1% 3.2% ~3.8% Base Acquisition-related Maintains CAPEX @ 4% while absorbing Network Investments *

Peer Average Pinnacle FCF Yield ~4% ~6% *Excludes the benefit of $150 million Hillshire net termination fee. Note: Free Cash Flow reflects Net Cash Provided by Operating Activities (Operating Cash Flow) less Capital Expenditures (CAPEX). FCF Yield based on industry analysts’ valuation analyses using prices as of 8/21/2017. Free Cash Flow - $m 2013 2014 2016 2015 $178 $298* $265 Operating Cash Flow CAPEX $387 2017E ~$380 57 Continued Strong Cash Flow Generation

Leverage Ratio 58 History of Deleveraging Post Acquisition Note: Leverage ratio defined as Total Net Debt / Covenant Compliance EBITDA, as per PF debt agreements and public filings. 7.6X 6.2X 4.5X 4.9X 3.8X 4.8X 4.2X 3.8X Apr ‘07 Blackstone LBO Dec ‘09 Birds Eye Acquisition Mar ‘13 IPO Oct ‘13 Wish-Bone Acquisition Dec ‘15 Dec ‘15 Pro Forma for BDBD Acquisition Dec ‘17 Estimate Dec ‘16 IPO proceeds used to reduce debt Approximate 2-year path to 3.8X Target deleveraging post acquisition

59 • The Foundation • Unleashing Brand Potential • Financial Performance • Outlook

Adjusted Basis Net Sales Operating Income EPS Dividend Yield LT Organic Growth Target 4 - 6% 7 - 9% ~2.5% In Line with or Above Categories 10 - 12% Note: Operating Income and EPS presented above are on a Non-GAAP basis. Accretive Acquisitions Accelerate Growth Beyond Algorithm Adjusted Basis Net Sales Operating Income EPS Dividend Yield LT Organic Growth Target 4 - 6% 7 - 9% ~2.5% In Line with or Above Categories 10 - 12% 60 2017 Adjusted Outlook Includes benefit of new Accounting Standard for Stock- based Compensation 2017 $2.55 – $2.60 +19% at Low End

Assumptions Included in 2017 FY Adjusted Outlook

UNLEASHING **BRAND** POTENTIAL

53rd Week in Q4	Adds ~1% Net Sales and $0.03 Adj. EPS for the year
Discrete Items	~$0.17 impact to FY Adj. EPS, with ~$0.06 in H2
Tax Rate	FY tax rate of 33.0% - 33.4%, with H2 rate higher than H1
Capital Expenditures	Expected in the range of $115m - $125m for the year
Diluted Share Count	Approaches 120m shares

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62 Margin & Cash M&A Capabilities Growth

APPENDIX 63

Reconciliation from GAAP to Adjusted Financial Measures

UNLEASHING BRAND POTENTIAL

In millions, except per share

Six Months (26 Weeks) Ended June 25, 2017	Net Sales	Gross Profit $	Gross Profit % Margin	Operating Income (EBIT)	Net Earnings	Diluted Shares	Diluted Earnings Per Share
Reported	$1,511	$375	24.9%	$155	$42	119.5	$0.35
Aunt Jemima and other frozen breakfast exit (1)		33	2.2%	64	41		0.34
Acquisition, merger and other restructuring charges (2)		9	0.6%	11	7		0.06
Other non-cash items (3)		4	0.3%	4	2		0.02
Other adjustments (4)					31		0.26
Adjusted	$1,511	$422	27.9%	$235	$123	119.5	$1.03

In millions, except per share

Six Months (26 Weeks) Ended June 26, 2016	Net Sales	Gross Profit $	Gross Profit % Margin	Operating Income (EBIT)	Net Earnings	Diluted Shares	Diluted Earnings Per Share
Reported	$1,511	$420	27.8%	$188	$71	117.7	$0.60
Acquisition, merger and other restructuring charges (5)		1	0.1%	32	26		0.22
Other non-cash items (6)		3	0.2%	2	1		0.01
Adjusted	$1,511	$424	28.1%	$222	$97	117.7	$0.83

(1) Represents charges related to the Aunt Jemima and other frozen breakfast products exit, including tradename impairment, accelerated depreciation, adjustment to inventory value, employee termination costs and accelerated amortization.

(2) Primarily includes integration costs of the Garden Protein and Boulder Brands acquisitions.

(3) Primarily includes: Charges related to mark to market losses related to hedging activities.

(4) Represents charges associated with the February 2017 term loan refinancing and subsequent de-designation and settlement of interest rate swaps.

(5) Primarily includes: Restructuring charges, acquisition integration costs and acquisition-related expenses.

(6) Primarily includes: Expenses related to the write-up to fair value of inventories acquired as a result of the Boulder Brands acquisition, mark to market losses, and unrealized foreign exchange losses resulting form intra-entity loans.

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Reconciliation from GAAP to Adjusted Financial Measures

UNLEASHING BRAND POTENTIAL

In millions, except per share	Net Sales	Gross Profit $	Gross Profit % Margin	Operating Income (EBIT)	Net Earnings	Diluted Shares	Diluted Earnings Per Share
Year (52 Weeks) Ended December 25, 2016							
Reported	$3,128	$916	29.3%	$480	$211	118.2	$1.79
Acquisition, merger and other restructuring charges (1)		7	0.2%	46	35		0.29
Other non-cash items (2)		(2)	-0.1%	13	8		0.07
Adjusted	3,128	921	29.4%	539	254	118.2	$2.15

In millions, except per share	Net Sales	Gross Profit $	Gross Profit % Margin	Operating Income (EBIT)	Net Earnings	Diluted Shares	Diluted Earnings Per Share
Year (52 Weeks) Ended December 27, 2015							
Reported	$2,656	$741	23.7%	$425	$212	117.3	$1.81
Acquisition, merger and other restructuring charges (3)		10	0.2%	14	10		0.08
Other non-cash items (4)		(1)	0.0%	4	3		0.03
Adjusted	2,656	750	24.0%	443	225	117.3	$1.92

(1) Primarily includes: Restructuring charges, acquisition integration costs and acquisition-related expenses.

(2) Primarily includes: Tradename impairment charges, the write-up to fair value of inventories acquired as a result of the Boulder Brands acquisition, the wind-down of the Boulder Brands UK operations, and mark-to-market gains.

(3) Primarily includes: Plant integration and restructuring charges and expenses related to the Boulder acquisition.

(4) Primarily includes: Foreign exchange losses resulting from intra-entity loans, equity-based compensation expense related to the termination of the Hillshire agreement and mark-to-market losses.

Pinnacle FOODS INC.

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Reconciliation from GAAP to Adjusted Financial Measures

UNLEASHING BRAND POTENTIAL

Year (52 Weeks) Ended December 28, 2014

In millions, except per share	Net Sales	Gross Profit $	Gross Profit % Margin	Operating Income (EBIT)	Net Earnings	Diluted Shares	Diluted Earnings Per Share
Reported	$2,591	$681	26.3%	$512	$248	116.9	$2.13
Acquisition, merger and other restructuring charges (1)		12	0.4%	(130)	(79)		(0.68)
Other non-cash items (2)		18	0.7%	41	34		0.29
Adjusted	2,591	711	27.4%	423	203	116.9	$1.74

Year (52 Weeks) Ended December 29, 2013

In millions, except per share	Net Sales	Gross Profit $	Gross Profit % Margin	Operating Income (EBIT)	Net Earnings	Diluted Shares	Diluted Earnings Per Share
Reported	$2,464	$654	26.5%	$293	$89	108.6	$0.82
Acquisition, merger and other restructuring charges (3)		4	0.2%	22	14		0.13
Other non-cash items (2)		6	0.3%	6	3		0.03
Other adjustments (4)				53	55		0.51
Adjusted	2,464	664	27.0%	374	161	108.6	$1.49
IPO and Refinancing (5)					16	8.0	0.03
Pro Forma	$2,464	$664	27.0%	$374	$177	116.6	$1.52
Stock-based Compensation		*1*	*1*	*8*	*6*		*0.05*
Pro Forma Excluding Stock-based Compensation		*$665*	*$665*	*$382*	*$183*	*116.6*	*$1.57*

(1) Primarily includes: Hillshire agreement termination fee (net of costs), restructuring charges including integration costs, employee severance and non-recurring merger costs.
(2) Primarily includes: Equity-based compensation expense resulting from 2014 liquidity event, fair value write-up of acquired inventories and mark-to-market gains/losses.
(3) Primarily includes: Restructuring charges from plant consolidations, integration costs, non-recurring merger costs and employee severance.
(4) Primarily includes: Bond redemption costs and management fee paid to sponsor.
(5) Pro forma data reflects Adjusted Statement of Operations amounts assuming IPO and 2013 Refinancing occurred on the first day of Fiscal 2013.

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(1) Primarily includes: Accelerated depreciation from plant consolidations, restructuring charges including integration costs and employee severance. (2) Primarily mark to market gains. (3) Primarily includes: Bond redemption costs. (4) Pro forma data reflects Adjusted Statement of Operations amounts assuming IPO occurred on the first day of Fiscal 2012. 67 Reconciliation from GAAP to Adjusted Financial Measures Operating Diluted In millions, except per share Income Diluted Earnings Net Sales $ % Margin (EBIT) Net Earnings Shares Per Share Reported $2,479 $585 23.6% $284 $53 86.5 $0.61 Acquisition, merger and other restructuring charges (1) 38 1.5% 45 28 0.32 Other non-cash items (2) (1) 0.0% Other adjustments (3) 1 0.0% 21 23 0.27 Adjusted 2,479 623 25.1% 350 104 86.5 $1.20 IPO (4) 30 30.9 (0.07) Public company costs (4) (3) (2) Pro Forma $2,479 $623 25.1% $347 $132 117.4 $1.13 Gross Profit Year (53 Weeks) Ended December 30, 2012